Message From The Investment Adviser                             The Shelby Fund
-------------------------------------------------------------------------------

Dear Shareholder:

The past year has been a remarkable period for growth stock investors. An unprecedented wave of technological innovation has continued to sweep over the global landscape, transforming industries and rewriting the rules of investing. The U.S. economy has also continued to defy even the most bullish expectations, posting record-breaking growth and low inflation.

The Shelby Fund's focus on companies best poised to take advantage of this "new economy' has resulted in dramatic gains for our shareholders. For the year ended March 31, 2000, the Shelby Fund returned 82.50% (with no load), compared to 17.94% for the benchmark S&P 500. In the latest quarter, the Shelby Fund returned 29.55%, compared to 2.29% for the S&P 500. According to Lipper, the Fund's latest quarterly performance ranks among the top 10 for all U.S. multi-cap growth funds out of 403 funds. Equally important, all of the Fund's longer-term performance records, including 3-, 5-, 10-year and Lifetime, also outperformed the S&P 500.

Recently, markets have been confronted with a crosscurrent of economic and financial data. Despite record corporate earnings growth and strong gains in productivity, the shrinking U.S. labor force, rising trade deficit and increasing oil prices have fueled inflation and interest rate fears. Since April 1, 2000, the equity markets have expressed these fears with extreme volatility and a substantial multiple correction in the growth sector. We believe a good test of the market's resilience will occur between now and June, when the Federal Reserve is expected to complete its current series of rate increases. However, as long as earnings come through as expected and inflation remains low, we further believe the market can stabilize and recover from its recent weakness.

Although valuations remain an issue, we continue to be excited about our investments in technology, telecommunications, biotechnology and other emerging sectors of the new economy. We have been pleased with the fundamental progress of our top holdings and anticipated strong growth in the year ahead. While we will continue to utilize trading strategies that address the volatility of today's markets, we will also focus our attention on those companies with the best growth prospects for revenue and earnings over the next two to three years.

Sincerely,
/s/ Darrell R. Wells                      /s/ James C. Shircliff
Darrell R. Wells                          James C. Shircliff, CFA
Chairman, CEO                             Executive Vice President
SMC Capital, Inc.                         SMC Capital, Inc.

/s/ R. Andrew Beck
R. Andrew Beck
Senior Vice President
SMC Capital, Inc.

-------------------------------------------------------------------------------

                                                                 The Shelby Fund
--------------------------------------------------------------------------------

                      Value of a $10,000 Investment**
                            (Class Y Shares)
                     Shelby Fund        S&P 500         Russell 2000
  1/1/81                10000             10000             10000
  3/31/81               10380             10596             10869
  3/31/82               12405              9226              9287
  3/31/83               16646             13287             15028
  3/31/84               16456             14457             15416
  3/31/85               16835             17189             17448
  3/31/86               20949             23697             22915
  3/31/87               24051             29860             26372
  3/31/88               22848             27420             23045
  3/31/89               25380             32378             26033
  3/31/90               31899             38576             27475
  3/31/91               41203             44124             29341
  3/31/92               47721             48999             35508
  3/31/93               58291             56459             40783
  3/31/94               67025             57276             45272
  3/31/95               70276             66199             47764
  3/31/96               92353             67412             61656
  3/31/97               89762            100119             64542
  3/31/98              125044            148273             91659
  3/31/99              138580            175644             76759
3/31/2000              252908            207161            105385

          Past performance is not predictive of future results.

                            Average Annual Return**
                                    3/31/00

                 1 Year  5 Year  10 Year Since Inception
                 ------  ------  ------- ---------------
Class A (no
 load)             --      --      --         74.29%      (10/28/1999)
Class A*           --      --      --         60.08%      (10/28/1999)
Class Y (no
 load)           82.50%  29.19%   23.00%      18.28%      (1/1/1981)

* Reflect 4.75% Sales Charge

** The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.


--------------------------------------------------------------------------------

The Shelby Fund
-------------------------------------------------------------------------------

The performance of the Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market and the Russell 2000 Index, an index of small cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The composition of the Fund's holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, Shelby County Trust Bank or its affiliates, and shares are not federally insured by the FDIC or any other agency. An investment in mutual fund shares involves risks, including the possible loss of principal.

For the year ended March 31, 2000, the Fund (class Y shares) ranked 113 out of 368 funds within Lipper's Multi-Cap Growth Funds category. For the 3 and 5-year periods ending March 31, 2000, the Fund ranked 109 out of 256 and 82 out of 154, respectively. The Lipper ranking is based on total return and does not reflect a sales charge.

-------------------------------------------------------------------------------

                               Table of Contents


                    Report of Independent Public Accountants
                                     Page 5

                      Statement of Assets and Liabilities
                                     Page 6

                            Statement of Operations
                                     Page 7

                      Statements of Changes in Net Assets
                                     Page 8

                       Schedule of Portfolio Investments
                                     Page 9

                         Notes to Financial Statements
                                    Page  11

                              Financial Highlights
                                    Page 16

Report of Independent Public Accountants                        The Shelby Fund
-------------------------------------------------------------------------------

To the Shareholders and Board of
Trustees of The Shelby Fund of the
Coventry Group:

We have audited the accompanying statement of assets and liabilities of The Shelby Fund of the Coventry Group (a Massachusetts business trust), including the schedule of portfolio investments, as of March 31, 2000, and the related statements of operations and changes in net assets, and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Shelby Fund as of March 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Louisville, Kentucky
May 8, 2000

-------------------------------------------------------------------------------

THE COVENTRY GROUP
THE SHELBY FUND

                      Statement of Assets and Liabilities
                                 March 31, 2000

                               ASSETS:
Investments, at value (cost $35,057,144).............................. $65,783,888
Repurchase agreement, at cost.........................................     711,270
                                                                       -----------
    Total investments (cost $35,768,414)..............................  66,495,158
Interest and dividends receivable.....................................         112
Receivables from capital shares issued................................          83
Receivables from investment securities sold...........................   2,735,898
Prepaid expenses and other assets.....................................       3,615
                                                                       -----------
    Total Assets......................................................  69,234,866
                                                                       -----------
                             LIABILITIES:
Call options written, at value (premiums paid $33,759)................       5,000
Payable to custodian..................................................     653,861
Accrued expenses and other payables:
  Investment advisory fees............................................      60,970
  Administration fees.................................................       1,446
  Distribution fees...................................................          10
  Other...............................................................      42,146
                                                                       -----------
    Total Liabilities.................................................     763,433
                                                                       -----------
                             NET ASSETS:
Capital...............................................................  33,628,023
Net unrealized appreciation/(depreciation) on investment and option transactions..........................................................  30,755,503
Accumulated net realized gains/(losses) on investment and option
transactions..........................................................   4,087,907
                                                                       -----------
    Net Assets........................................................ $68,471,433
                                                                       ===========
Class Y Shares
  Net Assets.......................................................... $68,417,356
  Shares outstanding..................................................   3,407,649
  Redemption and offering price per share.............................      $20.08
                                                                       ===========
Class A Shares
  Net Assets.......................................................... $    54,077
  Shares outstanding..................................................       2,680
  Redemption price per share..........................................      $20.18
                                                                       ===========
  Maximum sales charge................................................       4.75%
  Maximum offering price (100%/(100%-Maximum Sales Charge)
   of net asset value adjusted to the nearest cent) per share.........      $21.18
                                                                       ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                            Statement of Operations
                       For the Year Ended March 31, 2000

INVESTMENT INCOME:
Interest income.....................................................  $    91,353
Dividend income.....................................................       93,615
                                                                      -----------
  Total income......................................................      184,968
                                                                      -----------
EXPENSES:
Investment advisory fees............................................      454,916
Administration fees.................................................       90,984
Distribution fees--Class A..........................................           16
Custodian and accounting fees.......................................       46,092
Legal and audit fees................................................       53,640
Transfer agent fees.................................................       36,663
Other...............................................................       62,826
                                                                      -----------
  Total expenses before expenses voluntarily reduced................      745,137
  Expenses voluntarily reduced......................................      (22,746)
                                                                      -----------
  Net expenses......................................................      722,391
                                                                      -----------
Net investment income/(loss)........................................     (537,423)
                                                                      -----------
REALIZED/UNREALIZED GAINS/(LOSSES) FROM INVESTMENTS:
Net realized gains/(losses) from investments........................    7,610,481
Net realized gains/(losses) on options written......................     (112,685)
Net realized gains/(losses) on closed short sales...................     (420,613)
Net change in unrealized appreciation/(depreciation) on investments
and options.........................................................   23,030,616
                                                                      -----------
Net realized/unrealized gains/(losses) from investments and options.   30,107,799
                                                                      -----------
Change in net assets resulting from operations......................  $29,570,376
                                                                      ===========

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                      Statements of Changes in Net Assets

                                                     Year Ended    Year Ended
                                                      March 31,    March 31,
                                                        2000          1999
                                                     -----------  ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income/(loss)...................... $  (537,423) $   (328,590)
  Net realized gains/(losses) from investment and
   option transactions..............................   7,077,183    17,750,858
  Net change in unrealized
   appreciation/(depreciation) on investments and
   options..........................................  23,030,616   (16,251,826)
                                                     -----------  ------------
Change in net assets resulting from operations......  29,570,376     1,170,442
                                                     -----------  ------------
DISTRIBUTIONS TO CLASS Y SHAREHOLDERS
  From net realized gains from investment and option
   transactions.....................................  (2,138,694)  (17,033,347)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS
  From net realized gains from investment and option
   transactions.....................................        (103)           --
                                                     -----------  ------------
Change in net assets from distributions to
shareholders........................................  (2,138,797)  (17,033,347)
                                                     -----------  ------------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
  Proceeds from shares issued.......................   8,147,253     2,812,242
  Dividends reinvested..............................   2,136,154    17,015,660
  Cost of shares redeemed...........................  (7,498,130)  (56,305,134)
                                                     -----------  ------------
Class Y capital transactions........................   2,785,277   (36,477,232)
                                                     -----------  ------------
CLASS A SHARES
  Proceeds from shares issued.......................      50,355            --
  Dividends reinvested..............................         103            --
                                                     -----------  ------------
Class A capital transactions........................      50,458            --
                                                     -----------  ------------
Change in net assets from capital transactions......   2,835,735   (36,477,232)
                                                     -----------  ------------
Change in net assets................................  30,267,314   (52,340,137)
NET ASSETS:
  Beginning of year.................................  38,204,119    90,544,256
                                                     -----------  ------------
  End of year....................................... $68,471,433  $ 38,204,119
                                                     ===========  ============
SHARE TRANSACTIONS:
CLASS Y SHARES
  Issued............................................     482,860       249,362
  Reinvested........................................     149,906     1,718,753
  Redeemed..........................................    (539,394)   (5,280,738)
                                                     -----------  ------------
Change in Class Y shares............................      93,372    (3,312,623)
                                                     -----------  ------------
CLASS A SHARES
  Issued............................................       2,673            --
  Reinvested........................................           7            --
                                                     -----------  ------------
Change in Class A shares............................       2,680            --
                                                     -----------  ------------
Change in total shares..............................      96,052    (3,312,623)
                                                     ===========  ============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Schedule of Portfolio Investments
                                 March 31, 2000

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks (96.1%):
 Advertising (1.1%):
      800  Grey Advertising, Inc..................................   $   327,200
   10,000  Lamar Advertising Co.(b)...............................       455,000
                                                                     -----------
                                                                         782,200
                                                                     -----------
 Audio/Video Products (10.7%):
   10,000  Gemstar International Group Ltd(b).....................       860,000
   52,000  Sandisk Corp.(b).......................................     6,370,000
                                                                     -----------
                                                                       7,230,000
                                                                     -----------
 Banks (1.5%):
   15,000  Commerce Bancorp, Inc.(c)..............................       555,000
   53,900  Pointe Financial Corp..................................       451,413
                                                                     -----------
                                                                       1,006,413
                                                                     -----------
 Cable TV (2.5%):
   11,000  Cablevision Systems Corp.(b)(c)........................       668,250
   12,600  Comcast Corp. Class A(b)(c)............................       519,750
   12,600  Comcast Corp. Special Class A(b)(c)....................       546,525
                                                                     -----------
                                                                       1,734,525
                                                                     -----------
 Circuits (2.1%):
   20,000  Maxim Integrated Products, Inc.(b).....................     1,421,250
                                                                     -----------
 Computer Graphics (1.0%):
   20,000  Pixar, Inc.(b).........................................       713,750
                                                                     -----------
 Computer Services (4.1%):
   40,000  Checkfree Holdings Corp.(b)(c).........................     2,820,000
                                                                     -----------
 Computer Software (9.1%):
   40,000  Cisco Systems, Inc.(b)(c)..............................     3,092,500
   10,000  Inktomi Corp.(b).......................................     1,950,000
   11,000  Microsoft Corp.(b)(c)..................................     1,168,750
                                                                     -----------
                                                                       6,211,250
                                                                     -----------
 Electronic Components--Semiconductors (18.6%):
    8,000  Applied Micro Circuits Corp.(b)........................     1,200,500
   30,000  Broadcom Corp. Class A(b)..............................     7,286,249
   28,500  Infineon Technologies--ADR(b)..........................     1,636,969
   15,000  National Semiconductor Corp.(b)........................       909,375
   20,000  Xilinx, Inc.(b)........................................     1,656,250
                                                                     -----------
                                                                      12,689,343
                                                                     -----------

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued:
 Fiber Optics (3.7%):
    3,700  Avanex Corp.(b)........................................   $   561,475
   10,000  Corning, Inc...........................................     1,940,000
                                                                     -----------
                                                                       2,501,475
                                                                     -----------
 Financial Services (0.1%):
   50,000  Towne Services, Inc.(b)................................        87,500
                                                                     -----------
 Food Products & Services (0.2%):
   45,000  Marketing Specialists Corp.(b).........................       123,750
                                                                     -----------
 Internet Content (0.9%):
   10,000  At Home Corp.(b).......................................       329,375
   24,000  High Speed Access Corp.(b).............................       313,500
                                                                     -----------
                                                                         642,875
                                                                     -----------
 Internet Software (1.6%):
   10,000  Bluestone Software, Inc.(b)............................       337,500
   15,000  BroadVision, Inc.(b)...................................       673,125
   10,000  Onemain.Com, Inc.(b)...................................       113,125
                                                                     -----------
                                                                       1,123,750
                                                                     -----------
 Medical--Biomedical (1.0%):
    7,500  Incyte Pharmaceuticals, Inc.(b)........................       652,500
                                                                     -----------
 Multimedia (2.5%):
   25,000  Clear Channel Communications, Inc.(b)(c)...............     1,726,563
                                                                     -----------
 Networking Products (3.6%):
   30,000  Network Appliance, Inc.(b).............................     2,482,500
                                                                     -----------
 Office Supplies, Automation & Equipment (0.6%):
   20,000  Staples, Inc.(b)(c)....................................       400,000
                                                                     -----------
 Printers & Related Products (2.3%):
   15,000  Lexmark International Group, Inc.(b)...................     1,586,250
                                                                     -----------
 Radio (2.2%):
    2,000  Emmis Communications Corp.(b)..........................        93,000
   42,800  Infinity Broadcasting Corp.(b).........................     1,385,650
                                                                     -----------
                                                                       1,478,650
                                                                     -----------
 Satellite Telecom (5.1%):
    6,800  Adaptive Broadband Corp.(b)............................       363,800
   40,000  Echostar Communications Corp.--A(b)....................     3,160,000
                                                                     -----------
                                                                       3,523,800
                                                                     -----------

                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                 Schedule of Portfolio Investments, Continued
                                March 31, 2000

 Shares or
 Principal                         Security
  Amount                         Description                            Value
 --------- -------------------------------------------------------   -----------
 Common Stocks, continued:
 Security Services (0.1%):
   10,000  Wackenhut Corp.(b).....................................   $   100,625
                                                                     -----------
 Software & Computer Services (2.3%):
   20,000  Mercury Interactive Corp.(b)...........................     1,585,000
                                                                     -----------
 Telecommunications (2.7%):
    6,000  IMPSAT Fiber Networks, Inc.(b).........................       168,000
   10,000  Nextel Communications, Inc. Class A(b).................     1,482,500
   10,000  Young Broadcasting Inc.--A(b)..........................       190,000
                                                                     -----------
                                                                       1,840,500
                                                                     -----------
 Telecommunications Equipment (10.7%):
   30,000  American Tower Corp.(b)................................     1,481,250
   12,100  Natural MicroSystems Corp.(b)..........................     1,037,575
    5,000  QUALCOMM, Inc.(b)......................................       746,563
  108,000  Tekelec, Inc.(b).......................................     4,009,500
                                                                     -----------
                                                                       7,274,888
                                                                     -----------
 Therapeutics (0.5%):
    7,500  Trimeris, Inc.(b)......................................       374,531
                                                                     -----------

 Shares or
 Principal                        Security
  Amount                         Description                           Value
 --------- ------------------------------------------------------   -----------
 Common Stocks, continued:
 Wholesale & International Trade (1.5%):
   20,000  Costco Wholesale Corp.(b).............................   $ 1,051,250
                                                                    -----------
 Wireless Equipment (3.8%):
   50,000  Digital Microwave Corp.(b)............................     1,693,750
   50,000  P-Com, Inc.(b)........................................       925,000
                                                                    -----------
                                                                      2,618,750
                                                                    -----------
   Total Common Stocks                                               65,783,888
                                                                    -----------
 Repurchase Agreement (1.0%):
 $711,270  Fifth Third Bank, 5.65%, 4/3/00, (Collateralized by
            $730,000 Government National Mortgage Association,
            6.50%, 8/15/13, market value $730,000)...............       711,270
                                                                    -----------
   Total Repurchase Agreement                                           711,270
                                                                    -----------
   Total Investments (Cost $35,768,414) (a)--97.1%                   66,495,158
                                                                    -----------
   Other assets in excess of liabilities--2.9%                        1,976,275
                                                                    -----------
   TOTAL NET ASSETS--100.0%                                         $68,471,433
                                                                    ===========

------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $48,415. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

   Unrealized appreciation.. $33,502,846
   Unrealized depreciation..  (2,795,758)
                             -----------
   Net unrealized
   appreciation............. $30,707,088
                             ===========

(b) Represents non-income producing securities.
(c) Security is held as collateral for short sales.

                                        Number of
                                        Contracts Premiums
                                        --------- --------
   Options outstanding at end of
   period consist of:
   Clear Channel Communications, Inc.,
   $4.22, 4/22/00.....................      80    $33,759

  ADR American Depositary Receipt
                      See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                         Notes to Financial Statements
                                March 31, 2000

1. Organization:

 The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Shelby Fund (the "Fund"), a series of the Group, commenced operations on July 1, 1994. The Fund's investment objective is to seek capital appreciation. It pursues this objective by investing primarily in a diversified portfolio of equity securities. Effective June 30, 1999, the Fund was authorized to sell Class A shares and Class B shares in addition to the preexisting Class Y shares. Class A shares were offered for sale on October 28, 1999 and are subject to a maximum 4.75% front-end sales load and a distribution fee up to 0.25% of average daily net assets. Class Y shares carries neither a load nor a distribution fee. Class B shares have not been offered for sale as of March 31, 2000.

 Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. Significant Accounting Principles:

 The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Securities Valuation:

   Investments in common and preferred stocks, commercial paper, corporate bonds, U.S. Government securities, U.S. Government agency securities and short sale positions are valued at their market values determined on the basis of the latest available bid quotation (ask quotation for short sale positions) in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the investment adviser under the supervision of the Group's Board of Trustees. Pricing services may be used to value certain securities when the prices provided are believed to reflect the fair market value of such securities.
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 2000


   Security Transactions and Related Income:

   Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

   Repurchase Agreements:

   The Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers which the investment adviser, Shelby Country Trust Bank, deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian.

   Short Sale Transactions:

   Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. The Fund may engage only in short sales "against the box", in which the Fund, at the time of the short sale, owns or has the right to obtain securities equivalent in kind and amount. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund must purchase or deliver the security sold short. The Fund will realize a gain if the security declines in value between those dates. All short sales must be collateralized to the extent required by the applicable law. The Fund maintains the collateral in a segregated account with its custodian, consisting of cash and securities sufficient to collateralize its obligation on the short positions. At March 31, 2000, there were no securities sold short.

   Options Transactions:

   When the Fund writes a covered call or put option, an amount equal to the net premium received is included in the Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 2000

   security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received.

   When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

   Written Option Activity:

                                        Call Options           Put Options
                                    ---------------------  -------------------
                                    Number of              Number of
                                    Contracts  Premiums    Contracts Premiums
                                    --------- -----------  --------- ---------
   Balance at beginning of year....     --    $        --      --    $      --
   Options written.................    672      1,110,647     130      544,342
   Options closed..................   (500)    (1,067,964)    (30)    (455,895)
   Options expired.................    (92)        (8,924)     --           --
   Options exercised...............     --             --    (100)     (88,447)
                                      ----    -----------    ----    ---------
   Options outstanding at end of
   year............................     80    $    33,759      --    $      --
                                      ====    ===========    ====    =========

   Distributions to Shareholders:

   Distributions from net investment income, if any, are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed at least annually by the Fund.

   Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to the tax deferral of losses on wash sales.

   Federal Income Taxes:

   It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

   During the year ended March 31, 2000, the Fund has reclassified $539,806 from accumulated undistributed net realized gains to accumulated undistributed net investment income and $130,795 from
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 2000

   accumulated undistributed net realized gains to capital in compliance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies". These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of net investment income, capital gains and distributions under federal tax rules and generally accepted accounting principles.

   Other:

   Expenses that are directly related to the Fund are charged directly to the Fund. Expenses relating to the Group are prorated to all the investment portfolios of the Group, including the Fund, on the basis of each Fund's relative net assets.

3. Purchases and Sales of Securities:

 Purchases and sales of securities (excluding short-term securities) for the year ending March 31, 2000 were $55,257,272 and $54,267,616, respectively.

4. Related Party Transactions:

 Investment advisory services are provided to the Fund by Shelby County Trust Bank. Under the terms of the investment advisory agreement, Shelby County Trust Bank is entitled to receive fees computed daily based on an annual percentage of one percent of the average net assets of the Fund. SMC Capital, Inc. is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. Fees of SMC Capital, Inc. are paid by Shelby County Trust Bank.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Fund as administrator. Such officers and trustees are paid no fees directly by the Fund for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Fund. For the year ended March 31, 2000, BISYS voluntarily reduced its administration fees by $22,746.

 BISYS Fund Services Ohio, Inc. (the "Company"), serves the Fund as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, the Company's fees are computed on the basis of the number of shareholders and average net assets, respectively.
                                   Continued

THE COVENTRY GROUP
THE SHELBY FUND

                   Notes to Financial Statements, Continued
                                March 31, 2000


 The Fund has a Plan of Distribution with BISYS under which shares of Class A may directly incur or reimburse BISYS for expenses related to the distribution and promotion. The annual limitation for payment of such expenses is 0.25% of average daily net assets attributable to such shares.

5. Federal Tax Information (Unaudited):

 During the fiscal year ended March 31, 2000, the Fund declared long-term capital gain distributions in the amount of $911,337.

 For corporate shareholders, 2.07% of the total ordinary income distributions paid during the fiscal year ended March 31, 2000 qualifies for the corporate dividends received deduction.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                               Class Y
                          -----------------------------------------------------
                            Year       Year       Year       Year       Year
                            Ended      Ended      Ended      Ended      Ended
                          March 31,  March 31,  March 31,  March 31,  March 31,
                            2000       1999       1998       1997       1996
                          ---------  ---------  ---------  ---------  ---------
Net Asset Value,
 Beginning of Year.......  $ 11.53    $ 13.66    $ 11.13    $ 11.82    $ 10.99
                           -------    -------    -------    -------    -------
Investment Activities:
 Net investment
 income/(loss)...........    (0.16)     (0.10)     (0.15)     (0.09)     (0.06)
 Net realized/unrealized
  gains/(losses) from
  investment transactions.    9.39       1.07       4.40      (0.19)      3.44
                           -------    -------    -------    -------    -------
  Total from Investment
   Activities............     9.23       0.97       4.25      (0.28)      3.38
                           -------    -------    -------    -------    -------
Distributions:
 Net investment
 income/(loss)...........       --         --         --         --         --
 Net realized
  gains/(losses) from
  investments............    (0.68)     (3.10)     (1.72)     (0.41)     (2.55)
                           -------    -------    -------    -------    -------
Net Asset Value, End of
Year.....................  $ 20.08    $ 11.53    $ 13.66    $ 11.13    $ 11.82
                           =======    =======    =======    =======    =======
Total Return.............    82.50%     10.82%     39.31%     (2.80)%    31.41%
Ratios/Supplementary
Data:
 Net Assets, End of Year
  (000's)................  $68,417    $38,204    $90,544    $90,137    $95,357
 Ratio of net expenses to
  average net assets.....     1.59%      1.48%      1.29%      1.29%      1.33%
 Ratio of net investment
  income/(loss) to
  average net assets.....    (1.18%)    (0.67%)    (0.95%)    (0.67%)    (0.58%)
 Ratio of expenses to
  average net assets*....     1.64%      1.53%      1.34%      1.34%      1.38%
 Portfolio Turnover......   122.25%    161.45%    176.66%    204.06%    292.28%

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                                   Class A
                                                               October 28, 1999
                                                                      to
                                                                  March 31,
                                                                   2000(a)
                                                               ----------------
Net Asset Value, Beginning of Period..........................      $12.38
                                                                    ------
Investment Activities:
 Net investment income/(loss).................................       (0.03)
 Net realized/unrealized gains/(losses) from
  investment transactions.....................................        8.51
                                                                    ------
  Total from Investment Activities............................        8.48
                                                                    ------
Distributions:
 Net realized gains/(losses) from investments.................       (0.68)
                                                                    ------
Net Asset Value, End of Period................................      $20.18
                                                                    ======
Total Return (excludes sales charge)..........................       74.29%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000's)............................      $   54
 Ratio of expenses to average net assets......................        1.64%(c)
 Ratio of net investment income/(loss) to average net assets..       (1.42%)(c)
 Ratio of expenses to average net assets*.....................        1.70%(c)
 Portfolio Turnover...........................................      122.25%(c)

------
* During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

                       See notes to financial statements.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


This report is for
the information of
shareholders of The
Shelby Fund, but it
may also be used as
sales literature
when preceded or
accompanied by the
current prospectus,
which gives details
about charges,
expenses, investment
objectives, and
operating policies
of the Funds. Read
the prospectus
carefully before
investing or sending
money.

5/00
                                      LOGO
                                THE SHELBY FUND

                            Shelby County Trust Bank
                               Investment Adviser

                               SMC Capital, Inc.
                             Sub-Investment Adviser

                                 ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 March 31, 2000


                              BISYS Fund Services
                               3435 Stelzer Road
                              Columbus, Ohio 43219